                                    United States

                          Securities and Exchange Commission

                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management

                                 Investment Companies

                     Investment Company Act File Number 811-07360

                                    Monetta Trust

                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road

                                     Suite 100

                                Wheaton, IL 60187-8133

                       (address of principal executive offices)

                                   Arthur Don Esq.

                                 Seyfarth Shaw LLP

                           131 S. Dearborn Street Suite 4200

                               Chicago, IL 60603-5577

                       (name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2007

Item 1.  Semi-Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family

of Mutual Funds

No-Load

Monetta Fund

Monetta Trust

Young Investor Fund

Mid-Cap Equity Fund

Balanced Fund

Intermediate Bond Fund

Government Money
Market Fund

1-800-MONETTA

www.monetta.com

Semi-Annual Report June 30, 2007

TABLE OF CONTENTS

Letter To Shareholders	4

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Monetta Mid-Cap Equity Fund	7
Monetta Balanced Fund	8
Monetta Intermediate Bond Fund	9
Monetta Government Money Market Fund	10

Disclosure Of Fund Expenses	11

Schedules of Investments
Monetta Fund	12
Monetta Young Investor Fund	15
Monetta Mid-Cap Equity Fund	16
Monetta Balanced Fund	18
Monetta Intermediate Bond Fund	22
Monetta Government Money Market Fund	25

Financial Statements
Statements of Assets & Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Notes to Financial Statements	30

Monetta Trust – Special Meeting of Shareholders	41
Directors/Trustees	42

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com

Principal Risks:

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2007, the Funds did not participate in IPO’s. Historically,  small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The Monetta Young Investor Fund will invest at least 50% of its assets in exchange traded funds (ETF's) or other funds that track the S&P 500 Index.  The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher.  For the six-month period ended June 30, 2007, the Young Investor Fund's other fund investments consisted only of ETF's.

Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While each of the Monetta Funds is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper Analytical Services, Inc. (Lipper) and Bloomberg L.P.

Monetta Financial Services, Inc. (MFSI) is the investment adviser to the Monetta Funds. The adviser has contracted with Sage Scholars, Inc. to offer Tuition Rewards™ (credits) to all Monetta Fund Shareholders that enroll in the Tuition Rewards™ program through Monetta's website.

Tuition Rewards™ are remitted solely as a reduction from the college's full tuition bill, and are not awarded in cash. Tuition Rewards™ accumulate annually, equal to 2.5% of the Monetta account value on June 30 and December 31 of each year and do not expire. The credit amount that an enrollee can earn is unlimited. However, the maximum credit amount that any one student can use for a four-year undergraduate education is $24,700 or $6,175 per year. When you enroll to receive Tuition Rewards™ you become a sponsor. A sponsor must identify an eligible student at least two years before beginning college and can sponsor multiple students from the same family, including relatives. College's may blend Tuition Rewards™ into the total financial reward package they offer to students. For custodial accounts, MFSI has a "college savings program" where these Monetta Shareholders automatically receive an investment kit, a quarterly newsletter, various educational materials and in addition, if enrolled, will receive Tuition Rewards™ credits.  All cost for the College Savings Program including participation in the Tuition Rewards™ program are paid by MFSI.

Tuition Rewards™ is a registered trademark of SAGE Scholars. This trademark has been licensed for use by the licensee. For further information about SAGE and a complete list of participating colleges, please visit www.Sagescholars.com.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

The Monetta Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Monetta Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Monetta Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Monetta Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-MONETTA.

A description of the policies and procedures that the Monetta Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-MONETTA or through SEC’s website at http://www.sec.gov.

Information regarding how the Monetta Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-MONETTA and on the SEC’s website at http://www.sec.gov.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Distributor: Quasar Distributors, LLC 08/07.

Dear Fellow Shareholders:

July 27, 2007

We are pleased to report a period of solid investment performance for the Monetta Funds. For the six-month period ended June 30, 2007, the Monetta Fund and Mid-Cap Equity Fund were up 12.57% and 13.04%, respectively. The Balanced Fund appreciated 4.71% and the newly launched Young Investor Fund rose 5.43% during this same period. In the fixed income area, the Intermediate Bond Fund and Government Money Market Fund were up 1.32% and 2.45%, respectively, for the six-month period ended June 30, 2007.

The fund's results generally compare favorably to the S&P 500 Index and the Lehman Brothers Gov't/Credit Bond Index, which were up 6.96% and .97%, respectively, since year end.

Most of the stock market advance occurred in the second quarter of 2007, as the S&P 500 Index advanced 6.27%. The best performing sectors were energy, basic materials and telecommunications, which benefited from rising energy and commodity prices as well as strong global growth. The effect of strong global growth has put upward pressure on domestic interest rates and specifically the housing and credit markets as borrowing cost for consumers and businesses increased. As a result, the worst performing sectors during the first half were the financial, consumer discretionary and consumer staples groups.

Market Outlook

Looking ahead, market direction is virtually impossible to predict. As a harbinger of things to come, we pay close attention to changes in relative strength, the direction of corporate earnings and trading volume to guide us in our stock selections and industry weightings. As a result, we continue to see opportunities in technology, energy, industrials and healthcare sectors while remaining under-weighted in the areas of housing and financial services.

It appears that even though the weakening housing market is a key domestic concern, many investors believe that this weakness can be offset by strong global growth, which continues to support U.S. employment and wage trends.

We continue to screen for investment opportunities that, in our view, are consistent earnings growth companies and market share leaders. Our long-term objective is to produce above-average rates of return while maintaining a low risk profile.

We thank you for being a fellow shareholder in the Monetta Funds.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Monetta Fund				Period ended 6/30/07
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$34 billion			$59.8 million

PERFORMANCE:	Average Annual Total Return

25,000
20,000
15,000
10,000
5,000
97
98
99
00
01
02
03
04
05
06
07
Monetta Fund
S&P 500

	1 Year	5 Year	10 Year
Monetta Fund	16.27%	11.21%	4.91%	$19,938
S&P 500 Index*	20.57%	10.70%	7.13%
Total Annual Operating Expenses - Gross** 1.65%				$16,145
*Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Transocean, Inc.	2.13%
			AT&T, Inc.	2.08%
			Google, Inc. - CL A	1.75%
			National-Oilwell Varco, Inc.	1.74%
			Caterpillar, Inc.	1.70%
			Total Top 5 Equity Holdings	9.40%
(A) Short-term investments net of other assets and liabilities.

Commentary

We are pleased to report the fund's return of 12.57% and 16.27% for the six-month period and one year ended June 30, 2007, respectively. This compares to the S&P 500 Index return of 6.96% and 20.57%, respectively, for the above mentioned periods.

There were several factors that contributed positively to the fund's overall returns. Among these were the weightings in the energy and industrial sectors as well as the underweighted position in the financial sector.

Specifically, the top performing holdings included National-Oilwell Varco, Inc., Precision Castparts Corp., Schlumberger Ltd. and Transocean, Inc., representing 1.74%, 1.01%, 1.42% and 2.13%, respectively, of the June 30, 2007 net asset value.

The detractors from performance were a few healthcare and housing related stocks, such as AMGEN, Inc., Applera Corp., and D.R. Horton, Inc., all of which were sold during the period as prices declined on above average volume.

Our investment approach is not to buy and sell the market but rather invest in companies that we believe demonstrate improving relative strength, above average growth prospects and increasing institutional ownership. We do not attempt to set price targets but rather sell a security as it begins to decline on above average volume relative to the market and/or its industry sector. We consider investing in companies of all sizes, sectors and investment styles focusing on improving revenues and earnings growth expectations.

We continue to observe opportunities in the energy, consumer discretionary and materials processing sectors while under-weighting in the housing, auto and banking sectors. We believe in a diversified, well balanced fund as demonstrated by owning just over 100 securities in the portfolio at June 30, 2007. The fund's largest portfolio holding was the oil service company Transocean, Inc., representing 2.13% of the mid-year net asset value.

Recent fund purchases include SanDisk Corp., Costco Wholesale Corp., MGM Mirage, Inc., and Shanda Interactive Entertainment Ltd. representing 0.82%, 0.78%, 0.69% and 0.67%, respectively, of the June 30, 2007 net asset value.

Monetta Young Investor Fund		Period ended 6/30/07
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$39 billion	$0.45 million

PERFORMANCE:	Average Annual Total Return
	Since Inception 12/12/2006
Young Investor Fund	5.06%
S&P 500 Index*	7.58%
Total Annual Operating Expenses - Gross** 1.44%
* Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The value of a $10,000 investment in the Young Investor Fund and the S&P 500 Index, with dividends and capital gains reinvested, for the period from inception to June 30, 2007 is $10,544 and $10,695, respectively.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition	Top 5 Equity Holdings:
		% of Net Assets
	Chipotle Mexican Grill, Inc. - CL A	3.15%
	McDonald's Corp..	2.38%
	Google, Inc. - CL A	2.34%
	Hasbro, Inc.	2.32%
	Mattel, Inc.	2.26%
	Total Top 5 Equity Holdings	12.45%
(A) Short-term investments net of other assets and liabilities.

Commentary

The newly launched Young Investor Fund (YIF) posted a six-month return, through June 30, 2007, of 5.43%. This fund has approximately 50% of its portfolio invested in Exchange Traded Funds (ETF's) that track the S&P 500 Index and the other 50% in consumer discretionary stocks, that are recognized by kids and young adults, that we believe have above average, long-term growth prospects.

The consumer discretionary sector encompasses industries that tend to be the most sensitive to economic cycles. Since year end, this sector was one of the worst performing groups in the S&P 500 Index, underperforming the Index by over 4%. In spite of this, the YIF performance has been solid as the ETF's helped offset the general weakness of the consumer discretionary sector.

During the first half of 2007, the top performing holdings included Chipotle Mexican Grill, Inc., Hasbro, Inc., and McDonald's Corp., representing 3.15%, 2.32% and 2.38%, respectively, of the June 30, 2007 net asset value.  The worst performing security was Starbucks Corp., where half the position was sold, representing 0.88% of the June 30, 2007 net asset value. Investors became increasingly concerned that Starbucks was losing market share to McDonald's premium coffee brands.

At June 30, 2007, the fund held 28 securities representing 48.4% of total net assets. Recent purchases include Target Corp., Kohl's Corp. and Crocs, Inc., representing 1.42%, 1.59% and 1.25%, respectively, of June 30, 2007 net asset value. Fund investments are generally focused in the large capitalization, brand name growth companies with strong balance sheets and, in our opinion, good long-term earnings prospects.

The consumer discretionary sector appears to already reflect negative news from higher energy cost and the slumping housing market. A key factor that may steer investor interest toward this sector is the Federal Reserve's monetary policy. Historically, a decline in the Federal Fund's Rate has been a positive signal for this sector as inflation concerns are diminished.

Monetta Mid-Cap Equity Fund				Period ended 6/30/07
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$8 billion			$6.2 million

PERFORMANCE:	Average Annual Total Return			$35,071
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	14.13%	10.76%	2.01%
S&P 400 Mid-Cap Index*	18.51%	14.17%	13.37%
Total Annual Operating Expenses - Gross** 2.16%				$12,194
*Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			NII Holdings, Inc.	3.90%
			Monster Worldwide, Inc.	3.31%
			Diamond Offshore Drilling, Inc.	3.27%
			WellCare Health Plans, Inc.	2.91%
			Commscope, Inc.	2.82%
			Total Top 5 Equity Holdings	16.21%
(A) Short-term investments net of other assets and liabilities.

Commentary

We are pleased to report the fund's return of 13.04% and 14.13%, respectively, for the six-month period and one year period ended June 30, 2007. This compares to the returns of its benchmark index, the S&P Mid-Cap 400 Index, of 11.98% and 18.51%, respectively, for the same periods.

Since year end, the Fund benefited from its positions in the industrial and energy related sectors. Top performing holdings included Commscope, Inc., Martin Marietta Materials, Inc., Valero Energy Corp. and Diamond Offshore Drilling Inc., representing 2.82%, 2.61%, 2.38% and 3.27%, respectively, of June 30, 2007 net asset value. We were quick to sell underperforming issues, eliminating positions in Akamai Technologies, Inc. and American Science and Engineering, Inc. as earnings were reported below analyst estimates.

In terms of sector weightings, the fund is over-weighted in the healthcare, energy and technology areas while under-weighted in the financial sector. We ended the six-month period with fifty-one security holdings, with NII Holdings, Inc. (the fund’s largest individual holding,) representing 3.90% of the June 30, 2007 net asset value.

We believe the portfolio is well positioned as we enter the second half of 2007. We are primarily targeting companies with market capitalization between $1 and $10 billion. We focus on those companies that have had improving revenue/earnings growth, exceeded analyst expectations and demonstrated improving relative strength as measured by price and volume acceleration. We do not establish price targets but rather sell securities on above-average price and volume weakness, which we believe is a harbinger of movement in advance of its actual occurrence.

We are beginning to detect increased short-term market volatility in many companies and sectors, which suggest a market that may be moderately extended. While overall corporate growth projections continue to increase, the major market risk appears to be changing inflation expectations that could impact Federal Reserve monetary policy and long-term economic growth projections.

Monetta Balanced Fund				Period ended 6/30/07
Investment Objective:		Market Capitalization:	Average Maturity:	Total Net Assets:
Capital Appreciation		$83 billion	7.3 Years	$3.2 million

PERFORMANCE:	Average Annual Total Return			$19,937

25000
20000
15000
10000
5000
97
98
99
00
01
02
03
04
05
06
07
Balanced Fund
S&P 500
Lehman Corp/Gov't

	1 Year	5 Year	10 Year
Balanced Fund	8.99%	6.76%	4.15%	$17,908
S&P 500 Index*	20.57%	10.70%	7.13%
Lehman Bros. Gov’t/Credit Bond Index*	6.00%	4.70%	6.08%	$15,018
Total Annual Operating Expenses - Gross** 2.38%
*Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index, with dividends and capital gains reinvested, and the Lehman Bros. Gov’t/Credit Bond Index.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity.

Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Gilead Sciences, Inc.	3.68%
			Hewlett-Packard Co.	2.82%
			Microsoft Corp.	2.80%
			Archer-Daniels-Midland Co.	2.62%
			Caterpillar, Inc.	2.48%
			Total Top 5 Equity Holdings	14.40%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Balanced Fund reported an investment return of 4.71% for the six-month period ended June 30, 2007. During the period the equity and fixed income performance of the fund were 7.90% and (.09%), respectively, which compares to the returns of 6.96% for the S&P 500 Index and 0.97% for the Lehman Brothers Gov't/Credit Bond Index, for the same period.

At June 30, 2007, the fund's portfolio mix consisted of 63% equity and 37% in fixed income securities. The fund's portfolio held 28 equity securities, with the largest holding being Gilead Sciences, Inc., representing 3.68% of the June 30, 2007 net asset value.

Since year end, the top performing equity securities were Valero Energy Corp., Gilead Sciences, Inc., TXU Corp. and Smith Int'l, Inc. representing 2.34%, 3.68%, 0.00% and 1.85% of June 30, 2007 net asset value.

The fund's fixed income portion of the portfolio consisted of approximately 26% invested in agency and treasury issues and 74% in corporates. Overall, the fund is positioned defensively with an average duration of 4.46 years. The corporate securities are weighted more toward the shorter maturities.

It appears that with continued corporate growth and strong employment trends, it is reasonable to assume that consumer spending and corporate earnings should continue to support current market valuations. What may derail the markets is higher inflation expectations and interest rates, which could be detrimental to the already weak housing and subprime mortgage market. Over the near term, we are not expecting much of a change in the fund's overall asset mix, especially in the fixed income component, which is already positioned defensively. The Fund's equity component will continue to emphasize large capitalization growth companies that we believe have above average, long-term growth prospects.

Monetta Intermediate Bond Fund				Period ended 6/30/07
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	3.58%		5.0 Years	$6.3 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$17,346
Monetta Intermediate Bond Fund	4.86%	3.67%	4.91%	$16,150
Lehman Bros. Gov’t/Credit Bond Index*	5.76%	4.15%	5.66%
Total Annual Operating Expenses - Gross** 1.45%
*Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	33.13%
			1-3 Years	15.93%
			3-6 Years	27.10%
			6-10 Years	9.85%
			Over 10 Years	13.99%
			Total	100.0%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Intermediate Bond Fund gained 1.32% during the first half of 2007 versus its benchmark Lehman Brothers Intermediate Government/Credit index return of 1.44% for the same period. During the first half of 2007, the fund's portfolio holdings rated "A" or better increased from approximately 78% to 82% with a current duration of 4.69 years, at June 30, 2007.

Since year-end 2006, corporate bond weightings were reduced from approximately 70% to 58% of the portfolio. During the same period, the Government Agency sector increased from 15% to 21% of the portfolio while exposure to taxable municipal securities rose from 1.4% to 6.3%.

The investment approach, during the first half of 2007, was to maintain a diversified and defensive strategy by investing in high quality bonds that generate high current income with shorter maturities. As of June 30, 2007, the fund's average yield to maturity was 5.78% with an average coupon return of 7.02%.

During the first half of 2007, the Federal Reserve Open Market Committee (FOMC) maintained its target for the federal funds rate at 5.25 percent. Although inflation pressures seem likely to moderate over the long-term, we believe inflation expectations could worsen near-term as energy and food prices push U.S. overall CPI inflation higher in the second half of 2007. The U.S. economy appears to have digested the weakness in housing, autos and subprime mortgage markets primarily due to strong overseas growth that continues to support domestic employment, wage growth and overall consumer confidence.

We expect the FOMC may hold on interest rates through the remainder of 2007, due to the offsetting concerns of inflation and the subprime mortgage debacle. We will continue to keep the fund positioned defensively, while maintaining a high quality investment portfolio.

Monetta Government Money Market Fund				Period ended 6/30/07
Investment Objective:	7-Day Yield:	Average Days to Maturity:		Total Net Assets:
Income and Capital Preservation	4.94%**	53 Days		$6.0 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$14,026
Monetta Government Money Market Fund	4.95%**	2.29%**	3.44%**	$13,803
Lipper US Gov’t Money Market Funds Avg.*	4.59%	2.11%	3.26%
Total Annual Operating Expenses - Gross** 1.44%
*Source Lipper
**Source Prospectus dated April 30, 2007

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 4.39%, versus 4.94%, on June 30, 2007. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnote at bottom of Page 2 and Page 3.

Portfolio Composition		Allocation:
				% of Net Assets
		Government Obligations		100.0%
		Other Assets Less Liabilities		(0.0)%
		Total		100.0%

(A) Net of other assets and liabilities.

Commentary

The Monetta Government Money Market Fund gained 2.45% for the six months ended June 30, 2007. This compared favorably to the Lipper U.S. Government Money Market Funds average, which gained 2.25% for the same period.

The first six months of the year has been a "mixed treat" for investors at best, courtesy of a "June Swoon" brought on by a combination of global yield curve changes, anemic bond returns and spread sector valuation changes. This redistribution of risk was triggered in no small way by a poor housing market and exacerbated by the sub-prime mortgage woes that have negatively affected the markets.

As widely expected, the Federal Reserve held rates steady for the first half of 2007 and made no changes to its inflation outlook as it remains "somewhat elevated," according to Chairman Bernanke. Federal Funds futures no longer anticipate a rate cut this year and now we don't expect a move until well into 2008. The market is currently taking the Federal Reserve at its word as investors have steepened the yield curve dramatically.

As we head into the second half of the year, we are faced with a conundrum - on one hand, market fundamentals suggest economic weakness and moderating inflation which lead to Federal Reserve rate cuts, however on the other hand, the Federal Reserve indicated elevated inflation levels resulting in higher yield levels. Who's right? It is too early to tell because the major macroeconomic story in the first half of 2007 - declining housing market and sub prime mortgage issues - continues to bedevil us with no real recovery in sight. In the short run, it doesn't make sense to challenge the Federal Reserve until we have a better handle on how the consumer will respond to the weakening housing market.

The Fund does not anticipate any significant changes in investment strategy as we move into the second half of 2007. We are not yet convinced that the Federal Reserve will be cutting rates in the near term. We will continue to maintain a shorter average maturity and overweight the agency discount note sector because of the incremental yield benefit over Treasury Bills. There continues to be a strong historical precedent for the Federal Reserve to eventually cut short-term rates, given the current economic and interest rate environment, but it appears that it may be later rather than sooner.

Disclosure of Fund Expenses	June 30, 2007

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2007 - June 30, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/06	ENDING ACCOUNT VALUE 123/1/06	EXPENSES PAID DURING PERIOD* 7/1/06-123/1/06	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$ 1,075.17	$ 8.67	1.70%
Young Investor Fund	N/A	1,042.88	5.10	1.00%
Mid-Cap Equity Fund	1,000	1,061.09	11.32	2.21%
Balanced Fund	1,000	1,032.98	12.57	2.48%
Intermediate Bond Fund	1,000	1,015.14	9.30	1.85%
Gov’t Money Market Fund	1,000	1,023.38	1.61	0.32%**

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,016.63	$ 8.54	1.70%
Young Investor Fund	1,000	1,020.15	5.05	1.00%
Mid-Cap Equity Fund	1,000	1,014.03	11.11	2.21%
Balanced Fund	1,000	1,012.66	12.47	2.48%
Intermediate Bond Fund	1,000	1,015.85	9.30	1.85%
Gov’t Money Market Fund	1,000	1,023.63	1.61	0.32%**

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

** The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 1.06% versus 0.51%.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Fund
COMMON STOCKS - 94.1% NUMBER OF SHARES	VALUE
Advertising 1.0%
*12,000 Focus Media Holding Ltd. - ADR (b)	$606,000

Aerospace/Defense 1.7%
*13,000 BE Aerospace, Inc.	536,900
7,000 United Technologies Corp.	496,510
1,033,410
Agriculture – 1.3%
12,000 Monsanto Co.	810,480

Apparel - 1.5%
*9,000 Crocs, Inc.	387,270
10,000 Guess?, Inc.	480,400
867,670
Auto Manufacturers - 0.8%
12,000 General Motors Corp.	453,600

Auto Parts & Equipment - 1.0%
5,000 Johnson Controls, Inc.	578,850

Banks – 0.9%
15,000 Wells Fargo & Co.	527,550

Beverages – 2.0%
10,000 The Coca-Cola Co.	523,100
10,000 PepsiCo, Inc.	648,500
1,171,600
Biotechnology – 2.9%
*10,000 Biogen Idec, Inc.	535,000
*10,000 Celgene Corp.	573,300
*10,000 Genzyme Corp.	644,000
1,752,300
Building Materials – 0.7%
5,500 Texas Industries, Inc.	431,255

Chemicals - 1.7%
7,500 Potash Corp. of Saskatchewan, Inc.	584,775
*10,000 Zoltek Companies, Inc.	415,300
1,000,075
Commercial Services - 2.7%
*20,000 Iron Mountain, Inc	$522,600
16,000 Pharmaceutical Product Development, Inc.	612,320
10,000 Sotheby's	460,200
1,595,120
Computers - 1.8%
*3,000 Research in Motion Ltd.	599,970
*10,000 SanDisk Corp.	489,400
1,089,370
Distribution/ Wholesale - 1.3%
10,000 Fastenal Co.	418,600
*17,000 Ingram Micro, Inc. - CL A	369,070
787,670
Diversified Financial Services – 3.0%
12,000 Countrywide Financial Corp.	436,200
*5,000 Intercontinental Exchange, Inc.	739,250
30,000 The Charles Schwab Corp.	615,600
1,791,050
Electrical Component & Equipment – 1.5%
10,000 Emerson Electric Co.	468,000
*6,000 General Cable Corp.	454,500
922,500
Electronics – 2.6%
12,000 Amphenol Corp. - CL A	427,800
10,000 Garmin Ltd.	739,700
*7,000 Waters Corp.	415,520
1,583,020
Engineering & Construction - 2.1%
*16,000 KBR, Inc.	419,680
*10,000 McDermott Int'l, Inc.	831,200
1,250,880
Entertainment - 0.7%
*12,000 Scientific Games Corp. - CL A	419,400

Environmental Control - 0.6%
*25,000 Allied Waste Industries, Inc.	336,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE

Healthcare-Products - 3.0%
*7,000 Hologic, Inc.	$387,170
*3,100 Intuitive Surgical, Inc.	430,187
9,000 Stryker Corp.	567,810
*10,000 Varian Medical Systems, Inc.	425,100
1,810,267
Healthcare-Services - 2.3%
12,000 Aetna, Inc.	592,800
15,000 UnitedHealth Group, Inc.	767,100
1,359,900
Internet - 4.9%
*9,000 Akamai Technologies, Inc.	437,760
*2,000 Google, Inc. - CL A	1,046,760
*8,500 NutriSystem, Inc.	593,640
*7,000 Priceline.com, Inc.	481,180
*13,000 Shanda Interactive Entertainment Ltd.	403,000
2,962,340
Lodging – 0.7%
*5,000 MGM Mirage, Inc	412,400

Machinery-Construction & Mining - 2.7%
13,000 Caterpillar, Inc.	1,017,900
10,000 Joy Global, Inc.	583,300
1,601,200
Media - 1.9%
*17,000 Comcast Corp. - CL A	478,040
20,000 The Walt Disney Co.	682,800
1,160,840
Metal Fabricate/Hardware - 1.7%
12,000 Commercial Metals Co.	405,240
5,000 Precision Castparts Corp.	606,800
1,012,040
Miscellaneous Manufacturing - 2.5%
10,000 Harsco Corp.	520,000
8,000 ITT Corp.	546,240
10,000 Trinity Industries, Inc.	435,400
1,501,640
Oil & Gas - 6.7%
10,000 ConocoPhillips	785,000
5,000 Diamond Offshore Drilling, Inc.	507,800
*13,000 Nabors Industries Ltd.	433,940
*10,000 Southwestern Energy Co.	445,000
*12,000 Transocean, Inc.	1,271,760
8,000 Valero Energy Corp.	590,880
4,034,380
Oil & Gas Services - 5.1%
15,000 Halliburton Co.	517,500
*10,000 National-Oilwell Varco, Inc.	1,042,400
*12,000 Oceaneering Int'l, Inc.	631,680
10,000 Schlumberger Ltd.	849,400
3,040,980
Pharmaceuticals - 4.8%
*20,000 Gilead Sciences, Inc.	775,400
*10,000 Medco Health Solutions, Inc.	779,900
*89 OSI Pharmaceuticals, Inc. RT (c)	1
4,400 Shire Pharmaceuticals Group PLC - SP ADR (b)	326,172
10,000 Teva Pharmaceutical Industries Ltd. - SP ADR (b)	412,500
10,000 Wyeth	573,400
2,867,373
Real Estate – 0.6%
*10,000 CB Richard Ellis Group, Inc	365,000

Retail - 7.3%
*6,000 Chipotle Mexican Grill, Inc. - CL A	511,680
8,000 Costco Wholesale Corp.	468,160
12,000 CVS/Caremark Corp.	437,400
*10,000 Dollar Tree Stores, Inc.	435,500
*20,000 GameStop Corp. - CL A	782,000
*6,000 Jack in the Box, Inc.	425,640
*10,000 Kohl's Corp.	710,300
12,000 McDonald's Corp.	609,120
4,379,800
Semiconductors - 1.7%
12,000 Analog Devices, Inc.	451,680
*13,000 NVIDIA Corp.	537,030
988,710

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Software – 3.6%
*8,000 Adobe Systems, Inc.	$321,200
10,000 Automatic Data Processing, Inc.	484,700
*10,000 NAVTEQ Corp.	423,400
*20,000 Oracle Corp.	394,200
*15,000 VeriFone Holdings, Inc.	528,750
2,152,250
Telecommunications – 8.6%
10,000 America Movil S.A. de C.V. - ADR Series L (b)	619,300
*10,000 American Tower Corp. - CL A	420,000
*6,000 Anixter Int'l, Inc.	451,260
30,000 AT&T, Inc.	1,245,000
*25,000 Corning, Inc.	638,750
*10,000 Crown Castle Int'l Corp.	362,700
*7,000 NII Holdings, Inc.	565,180
10,000 Qualcomm, Inc.	433,900
*20,000 Time Warner Telecom, Inc. - CL A	402,000
5,138,090
Transportation - 3.6%
6,000 Burlington Northern Santa Fe Corp.	510,840
7,000 C.H. Robinson Worldwide, Inc.	367,640
10,000 CSX Corp.	450,800
10,000 Expeditors Int'l of Washington, Inc.	413,000
8,000 Norfolk Southern Corp.	420,560
2,162,840
Water – 0.6%
15,000 Aqua America, Inc	337,350

Total Common Stocks	$56,295,700
(Cost $47,953,921) (a)

NUMBER OF SHARES
VARIABLE RATE DEMAND NOTES – 1.7%
PRINCIPAL AMOUNT
188,900 American Family Financial Services Co. - 4.993%**	$188,900
803,800 Wisconsin Corp. Central Credit Union - 4.990%**	803,800

Total Variable Rate Demand Notes	992,700
(Cost $992,700) (a)

MUTUAL FUNDS - 3.1%
NUMBER OF SHARES
1,855,283 Monetta Gov't Money Market Fund	1,855,283

Total Investments - 98.9%	59,143,683
(Cost $50,801,904) (a)

Other Net Assets
Less Liabilities - 1.1%	681,812

Net Assets - 100%	$59,825,495

(a)  Cost for book and tax purposes is $50,801,904; the aggregate gross unrealized appreciation is
$8,630,589 and the aggregate gross unrealized depreciation is $288,810, resulting in net unrealized appreciation of $8,341,779.

(b)  American Depository Receipt (ADR).

(c)  Right (RT) - security giving the holder the entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

* Non-income producing security.

** Rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30 2007
Monetta Young Investor Fund
COMMON STOCKS – 48.4% NUMBER OF SHARES	VALUE

Apparel – 1.3%
*130 Crocs, Inc	$5,594

Beverages - 4.2%
185 The Coca-Cola Co.	9,677
140 PepsiCo, Inc.	9,079
18,756
Cosmetics/Personal Care - 2.7%
100 Avon Products, Inc.	3,675
140 The Proctor & Gamble Co.	8,567
12,242
Food - 7.5%
100 Campbell Soup Co.	3,881
100 General Mills, Inc.	5,842
100 Kellogg Co.	5,179
180 The Hershey Co.	9,111
170 Wm. Wrigley Jr. Co.	9,403
33,416
Internet - 3.4%
*150 eBay, Inc.	4,827
*20 Google, Inc. - CL A	10,468
15,295
Media – 2.0%
260 The Walt Disney Co	8,876

Retail - 19.1%
200 Best Buy Company, Inc.	9,334
200 Burger King Holdings, Inc.	5,268
*165 Chipotle Mexican Grill, Inc. - CL A	14,071
*100 Dick's Sporting Goods, Inc.	5,817
230 Home Depot, Inc.	9,051
*100 Kohl's Corp.	7,103
210 McDonald's Corp.	10,660
*150 Starbucks Corp.	3,936
100 Target Corp.	6,360
195 Wal-Mart Stores, Inc.	9,381
100 Walgreen Co.	4,354
85,335
Toys/Games/Hobbies - 8.2%
330 Hasbro, Inc.	10,365
*325 Marvel Entertainment, Inc.	8,281
400 Mattel, Inc.	10,116
*200 RC2 Corp.	8,002
36,764

Total Common Stocks	$216,278
(Cost $206,704) (a)

Exchange Traded Funds – 50.4%
195 iShares S&P 500 Value Index Fund	$15,918
133 iShares S&P 500 Index Fund	19,974
230 iShares S&P 500 Growth Index Fund	15,799
250 Rydex S&P 500 Equal Weight ETF	12,790
412 Rydex S&P 500 Pure Growth ETF	15,792
440 Rydex S&P 500 Pure Value ETF	16,126
675 SPDR Trust Series 1	101,452
225 Vanguard Growth ETF	14,000
190 Vanguard Value ETF	13,644

Total Exchange Traded Funds	225,495
(Cost $214,320) (a)

VARIABLE RATE DEMAND NOTES - 1.1%
PRINCIPAL AMOUNT
5,000 Wisconsin Corp. Central Credit Union - 4.990%**	5,000

Total Variable Rate Demand Notes	5,000
(Cost $5,000) (a)

Total Investments – 99.9%	446,773
(Cost $426,024) (a)

Other Net Assets Less Liabilities – 0.1%	423

Net Assets - 100%	$447,196

(a)  Cost for book and tax purposes is $426,024;  the aggregate gross unrealized appreciation is $25,405 and the aggregate gross unrealized depreciation is $4,656, resulting in net unrealized appreciation of
$20,749.

* Non-income producing security.

** Rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30 2007
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 98.5% NUMBER OF SHARES	VALUE
Agriculture – 2.0%
1,500 Bunge Ltd	$126,750

Biotechnology - 3.1%
*2,000 Celgene Corp.	114,660
*1,000 Millipore Corp.	75,090
189,750
Building Materials – 2.6%
1,000 Martin Marietta Materials, Inc	162,020

Chemicals - 5.7%
1,200 FMC Corp.	107,268
2,000 The Sherwin-Williams Co.	132,940
4,000 The Valspar Corp.	113,640
353,848
Commercial Services - 7.7%
*4,500 Iron Mountain, Inc.	117,585
*5,000 Monster Worldwide, Inc.	205,500
*5,000 Quanta Services, Inc.	153,350
476,435
Computers – 1.9%
*2,000 Computer Sciences Corp.	118,300

Diversified Financial Services - 3.3%
2,500 Countrywide Financial Corp.	90,875
3,750 Raymond James Financial, Inc.	115,875
206,750
Electronics - 5.8%
*4,000 Avnet, Inc.	158,560
*2,000 Thermo Fisher Scientific, Inc.	103,440
*6,000 Vishay Intertechnology, Inc.	94,920
356,920
Engineering & Construction – 1.8%
3,000 Chicago Bridge & Iron Co.	113,220

Healthcare-Products - 6.8%
1,500 Beckman Coulter, Inc.	97,020
*3,000 Kinetic Concepts, Inc.	155,910
*4,000 PSS World Medical, Inc.	72,880
2,000 West Pharmaceutical Services, Inc.	94,300
420,110
Healthcare-Services - 6.3%
2,000 Brookdale Senior Living, Inc.	$91,140
*3,000 Sunrise Senior Living, Inc.	119,970
*2,000 WellCare Health Plans, Inc.	181,020
392,130
Household Products/Wares - 1.5%
1,500 The Clorox Co.	93,150

Insurance - 1.1%
2,000 United Fire & Casualty Co.	70,760

Internet - 2.0%
*4,000 VeriSign, Inc.	126,920

Lodging - 2.0%
2,500 Boyd Gaming Corp.	122,975

Machinery-Diversified - 1.6%
*2,500 Zebra Technologies Corp. - CL A	96,850

Oil & Gas - 11.5%
2,000 Diamond Offshore Drilling, Inc.	203,120
2,000 Holly Corp.	148,380
1,500 Noble Energy, Inc.	93,585
2,000 Valero Energy Corp.	147,720
2,000 XTO Energy, Inc.	120,200
713,005
Oil & Gas Services – 1.5%
*4,000 Hanover Compressor Co.	95,400

Packaging & Containers – 1.5%
*3,000 Pactiv Corp.	95,670

Pharmaceuticals - 4.9%
*2,000 Barr Pharmaceuticals, Inc.	100,460
*3,000 ImClone Systems, Inc.	106,080
*3,500 Par Pharmaceutical Companies, Inc.	98,805
305,345
Retail - 2.4%
6,000 PriceSmart, Inc.	148,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30 2007
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE
Semiconductors - 1.9%
*5,000 Cypress Semiconductor Corp.	$116,450

Software - 4.8%
*2,000 Adobe Systems, Inc.	80,300
2,500 Global Payments, Inc.	99,125
*8,000 Informatica Corp.	118,160
297,585
Telecommunications - 14.8%
*5,000 Andrew Corp.	72,200
*3,000 CommScope, Inc.	175,050
*1,300 Leap Wireless Int'l, Inc.	109,850
*20,000 Level 3 Communications, Inc.	117,000
*3,000 NII Holdings, Inc.	242,220
*3,000 SBA Communications Corp.	100,770
*1,000 AO VimpelCom - SP ADR (b)	105,360
922,450

Total Common Stocks	6,121,173
(Cost $4,871,736) (a)

VARIABLE RATE DEMAND NOTES – 4.1%
PRINCIPAL AMOUNT
150,600 American Family Financial Services Co. - 4.993%**	$150,600
105,200 Wisconsin Corp. Central Credit Union - 4.990%**	105,200

Total Variable Rate Demand Notes	255,800
(Cost $255,800) (a)

Total Investments – 102.6%	6,376,973
(Cost $5,127,536) (a)

Other Net Assets Less Liabilities - (2.6%)	(159,598)

Net Assets - 100%	$6,217,375

(a)  Cost for book and tax purposes is $5,127,536; the aggregate gross unrealized appreciation is
$1,336,149 and the aggregate gross unrealized depreciation is $86,712, resulting in net unrealized appreciation of $1,249,437.

(b)  American Depository Receipt (ADR).

* Non-income producing security.

** Rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Balanced Fund
COMMON STOCKS – 58.7% NUMBER OF SHARES	VALUE

Agriculture - 4.8%
1,000 Altria Group, Inc.	$70,140
2,500 Archer-Daniels-Midland Co.	82,725
152,865
Computers – 2.8%
2,000 Hewlett-Packard Co	89,240

Cosmetics/Personal Care – 1.9%
1,000 The Proctor & Gamble Co	61,190

Diversified Financial Services - 5.1%
1,000 Citigroup, Inc.	51,290
*2,000 E*TRADE Financial Corp.	44,180
1,320 J.P. Morgan Chase & Co.	63,954
159,424
Electric – 0.9%
1,500 Duke Energy Corp.	27,450

Environmental Control - 2.5%
2,000 Waste Management, Inc.	78,100

Forest Products & Paper - 2.5%
2,000 Int'l Paper Co.	78,100

Healthcare-Services - 2.4%
1,500 UnitedHealth Group, Inc.	76,710

Insurance - 3.9%
1,000 American Int'l Group, Inc.	70,030
1,000 The Chubb Corp.	54,140
124,170
Machinery-Construction & Mining – 2.5%
1,000 Caterpillar, Inc.	78,300

Media - 1.6%
1,500 The Walt Disney Co.	51,210

Miscellaneous Manufacturing - 1.8%
1,500 General Electric Co.	57,420

Oil & Gas – 6.6%
2,000 Helmerich & Payne, Inc	70,840
1,000 Valero Energy Corp.	73,860
1,066 XTO Energy, Inc.	64,067
208,767
Oil & Gas Services – 1.9%
1,000 Smith Int'l, Inc.	$58,640

Pharmaceuticals – 5.9%
1,000 Cardinal Health, Inc.	70,640
*3,000 Gilead Sciences, Inc.	116,310
186,950
Retail - 3.6%
1,000 McDonald's Corp.	50,760
1,000 Target Corp.	63,600
114,360
Software – 2.8%
3,000 Microsoft Corp.	88,410

Transportation – 5.2%
500 FedEx Corp.	55,485
1,000 Norfolk Southern Corp.	52,570
500 Union Pacific Corp.	57,575
165,630

Total Common Stocks	1,856,936
(Cost $1,368,609) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Balanced Fund (Cont’d)
CORPORATE BONDS – 26.3 PRINCIPAL AMOUNT
	MATURITY DATE	VALUE
Auto - 0.6%
20,000 Daimlerchrysler NA Holding Co. 4.875%	06/15/10	$19,632

Banks - 2.8%
20,000 Bank of New York 4.950%	01/14/11	19,713
20,000 Northern Trust Co. 7.100%	08/01/09	20,646
20,000 PNC Funding Corp. 7.500%	11/01/09	20,911
25,000 Royal Bank of Scotland Group PLC 9118%	03/31/49	27,196
		88,466
Cable TV - 0.3%
10,000 Cox Communications, Inc. 3.875%	10/01/08	9,797

Chemicals - 0.5%
15,000 Dow Chemical Co. 6.000%	10/01/12	15,173

Computers - 0.6%
20,000 Hewlett-Packard Co. 3.625%	03/15/08	19,751

Electric - 7.9%
15,000 Arizona Public Service Co. 5.800%	06/30/14	14,822
15,000 CILCorp, Inc. 8.700%	10/15/09	15,576
20,000 Constellation Energy Group 6.125%	09/01/09	20,223
15,000 Consumers Energy Co. 4.800%	02/17/09	14,824
16,000 Detroit Edison Co. 6.125%	10/01/10	16,297
15,000 Dominion Resources, Inc.7.195%	09/15/14	16,408
11,000 DPL, Inc. 6.875%	09/01/11	11,432
15,000 Duke Energy Corp. 7.375%	03/01/10	15,697
15,000 Florida Power & Light 4.850%	02/01/13	14,426
15,000 MidAmerican Energy Holdings 3.500%	05/15/08	14,748
20,000 Ohio Power Co. 4.850%	01/15/14	18,969
15,000 Pacific Gas & Electric 4.200%	03/01/11	14,345
25,000 Pepco Holdings, Inc. 6.450%	08/15/12	25,680
15,000 TXU Energy Co. 7.000%	03/15/13	15,490
20,000 Wisconsin Electric Power 3.500%	12/01/07	19,839
		248,776
Energy - 1.3%
25,000 Conoco Funding Co. 6.350%	10/15/11	25,802
15,000 Shell Int'l Finance BV 4.950%	03/22/12	14,691
		40,493
Finance - 4.2%
20,000 American General Finance 2.750%	06/15/08	19,540
20,000 Boeing Capital Corp. 6.100%	03/01/11	20,451
15,000 General Electric Capital Corp. 8.625%	06/15/08	15,406
20,000 General Electric Capital Corp. 6.000%	06/15/12	20,378
20,000 National Rural Utilities 4.375%	10/01/10	19,365
15,000 Pemex Finance Ltd. 9.030%	02/15/11	15,999
25,000 SLM Corp. 5.375%	01/15/13	22,103
		133,242

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Balanced Fund (Cont’d)
PRINCIPAL AMOUNT
	MATURITY DATE	VALUE
Food/Beverages - 0.6%
20,000 Diageo Capital plc 3.375%	03/20/08	$19,695

Insurance - 1.3%
15,000 GE Global Insurance Holdings 7.500%	06/15/10	15,767
25,000 Reinsurance Group of America 6.750%	12/15/11	25,912
		41,679
Mortgage/Asset Backed - 1.7%
30,000 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	30,173
25,000 Morgan Stanley Capital I Trust 4.660%	09/13/45	23,562
		53,735
Multimedia - 0.5%
16,000 Historic TW, Inc. 8.180%	08/15/07	16,055

Regional Authority – 0.9%
25,000 Quebec Province 7.125%	02/09/24	28,736

Regional Malls - 0.5%
15,000 Simon Property Group LP 7.000%	07/15/09	15,424

Retail - 0.5%
15,000 Wal-Mart Stores, Inc. 4.550%	05/01/13	14,228

Telephone - 1.6%
10,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	10,666
15,000 France Telecom 7.750%	03/01/11	16,038
25,000 Verizon Pennsylvania 5.650%	11/15/11	24,974
		51,678
Transportation - 0.5%
15,000 Union Pacific Co. 7.250%	11/01/08	15,320

Total Corporate Bonds		831,880
(Cost $842,858) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Balanced Fund (Cont’d)
EXCHANGE TRADED FUNDS – 4.8% NUMBER OF SHARES
	MATURITY DATE	VALUE
1,000 SPDR Trust Series 1		$150,300

Total Exchange Traded Funds		150,300
(Cost $142,283) (a)

U.S. GOVERNMENT AGENCIES - 4.9 % PRINCIPAL AMOUNT
100,000 Private Export Funding 5.685%	05/15/12	101,787
60,000 Tennessee Valley Authority 4.700%	07/15/33	52,885

Total U.S. Government Agencies (Cost $163,591) (a)		154,672

U.S. TREASURY NOTES - 4.1%
PRINCIPAL AMOUNT
45,000 U.S. Treasury Note 4.750%	05/15/14	44,452
75,000 U.S. Treasury Note 6.500%	11/15/26	86,660

Total U.S. Treasury Notes (Cost $129,402) (a)		131,112

VARIABLE RATE DEMAND NOTES - 1.2%
PRINCIPAL AMOUNT
37,100 Wisconsin Corp. Central Credit Union - 4.990%**		37,100

Total Variable Rate Demand Notes (Cost $37,100) (a)		37,100

Total Investments - 100.0% (Cost $2,683,843) (a)		3,162,000

Other Net Assets Less Liabilities - 0.0%		815

Net Assets - 100%		$3,162,815

(a)  Cost for book and tax purposes is $2,683,843;  the aggregate gross unrealized appreciation is
$504,426 and the aggregate gross unrealized depreciation is $26,269, resulting in net unrealized appreciation of $478,157.

* Non-income producing security.

** Rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Intermediate Bond Fund
CORPORATE BONDS – 58.0% PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Banks - 8.1%
80,000 Bank of New York 4.950%	01/14/11	$78,854
51,000 Crestar Financial Corp. 6.500%	01/15/08	51,335
50,000 Lehman Brothers Bank FSB 6.250%	08/17/21	50,130
30,000 National City Bank 7.250%	07/15/10	31,354
105,000 PNC Funding Corp. 7.500%	11/01/09	109,781
175,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	190,368
		511,822
Casino Hotels - 1.3%
80,000 Mandalay Resort Group 10.250%	08/01/07	80,300

Chemicals - 1.8%
100,000 PPG Industries, Inc. 7.400%	08/15/19	110,837

Cosmetics & Toiletries - 0.6%
40,000 Avon Products, Inc. 6.550%	08/01/07	40,017

Electric - 9.8%
23,000 Consolidated Edison Co. of New York 6.900%	10/01/28	23,963
75,000 Consumers Energy Co. 4.800%	02/17/09	74,120
75,000 Detroit Edison Co. 6.125%	10/01/10	76,392
135,000 Duke Energy Corp. 7.375%	03/01/10	141,270
50,000 MidAmerican Energy Holdings 3.500%	05/15/08	49,162
75,000 Ohio Power Co. 4.850%	01/15/14	71,133
75,000 Pepco Holdings, Inc. 6.450%	08/15/12	77,041
100,000 TXU Energy Co. 7.000%	03/15/13	103,269
		616,350
Energy - 1.5%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	96,750

Finance - 8.6%
100,000 American General Finance 2.750%	06/15/08	97,701
80,000 Boeing Capital Corp. 6.100%	03/01/11	81,804
50,000 Countrywide Home Loan 6.935%	07/16/07	50,021
95,000 General Electric Capital Corp. 8.625%	06/15/08	97,568
116,250 Pemex Finance Ltd. 9.030%	02/15/11	123,994
35,000 SLM Corp. 5.125%	08/27/12	31,016
65,000 SLM Corp. 5.375%	01/15/13	57,468
		539,572

Insurance - 6.2%
172,000 GE Global Insurance Holdings 7.500%	06/15/10	180,800
30,000 Principal Life, Inc. 3.170%	10/01/14	25,988
175,000 Reinsurance Group of America 6.750%	12/15/11	181,383
		388,171
Mortgage/Asset Backed - 4.8%
180,000 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	181,039
125,000 Morgan Stanley Capital I Trust 4.660%	09/13/45	117,812
		298,851

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Pipelines - 4.6%
250,000 Enbridge Energy Partners 7.000%	10/01/18	$264,737
25,000 ONEOK, Inc. 5.510%	02/16/08	25,003
		289,740
Regional Malls - 1.1%
65,000 Simon Property Group LP 7.000%	07/15/09	66,838

Retail - 0.4%
25,000 May Department Stores Co. 7.625%	08/15/13	26,601

Special Purpose - 0.8%
50,000 BankAmerica Institutional - A 8.070%	12/31/26	52,018

Telephone - 5.2%
125,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	133,320
135,000 France Telecom 7.750%	03/01/11	144,345
50,000 Verizon Pennsylvania 5.650%	11/15/11	49,948
		327,613
Transport-Equipment & Leasing - 0.3%
20,000 GATX Financial Corp. 6.000%	11/19/08	20,112

Wireless Equipment - 2.9%
100,000 Motorola Inc. 7.500%	05/15/25	105,481
75,000 Qwest Corp. 7.500%	06/15/23	75,738
		181,219

Total Corporate Bonds		3,646,811
(Cost $3,698,127) (a)

U.S. GOVERNMENT AGENCIES - 21.5%
PRINCIPAL AMOUNT
11,666 Federal Home Loan Bank 3.850%	12/11/07	11,588
285,000 Federal Nat'l Mortgage Assoc. 6.000%	04/19/13	284,922
50,000 Federal Nat'l Mortgage Assoc. 4.000%	02/07/13	49,446
300,000 Federal Nat'l Mortgage Assoc. 6.000%	12/27/16	297,552
50,000 Federal Nat'l Mortgage Assoc. 6.125%	03/21/16	49,783
40,000 Federal Nat'l Mortgage Assoc. 4.000%	02/29/16	39,343
24,000 Federal Home Loan Mortgage Corp. 4.750%	11/10/10	23,911
25,000 Federal Home Loan Mortgage Corp. 5.250%	11/15/10	24,939
50,000 Federal Home Loan Mortgage Corp. 5.000%	10/22/18	49,536
64,000 Federal Home Loan Mortgage Corp. 5.375%	08/01/18	63,129
50,000 Federal Home Loan Mortgage Corp. 4.625%	07/09/13	47,893
400,000 Private Export Funding 5.685%	05/15/12	407,147

Total U.S. Government Agencies (Cost $1,363,770) (a)		1,349,189

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
U.S. TREASURY NOTES - 7.9%
PRINCIPAL AMOUNT
240,000 U.S. Treasury Note 5.125%	05/15/16	$241,425
255,000 U.S. Treasury Note 4.750%	05/15/14	251,892

Total U.S. Treasury Notes (Cost $493,415) (a)		493,317

MUNICIPAL BONDS - 6.3%
PRINCIPAL AMOUNT
50,000 Albuquerque New Mexico Golf Course 6.600%	07/01/08	50,216
100,000 Kronewetter Wisconsin Redevelopment Authority 6.375%	06/01/08	100,423
125,000 PIMA County Arizona IDA Education Revenue 6.290%	07/01/10	124,463
80,000 American Campus PPTYS Student Housing Financing Ltd. 7.602%	08/01/25	88,506
30,000 Illinois Finance Authority Revenue Bonds 6.250%	12/01/07	30,022

Total Municipal Bonds (Cost $392,822) (a)		393,630

U.S. VARIABLE DEMAND NOTES - 5.4%
PRINCIPAL AMOUNT
126,100 American Family Financial Services Co. - 4.993%**		$126,100
213,800 Wisconsin Corp. Central Credit Union - 4.990%**		213,800

Total Variable Rate Demand Notes (Cost $339,900) (a)		339,900

Total Investments - 99.1% (Cost $6,288,034) (a)		6,222,847

Other Net Assets Less Liabilities - 0.9%		59,276

Net Assets- 100%		$6,282,123

(a)  Cost for book and tax purposes is $6,288,034;  the aggregate gross unrealized appreciation is $16,819 and the aggregate gross unrealized depreciation is $82,006, resulting in net unrealized depreciation of $65,187.

** Rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2007
Monetta Government Money Market Fund
FEDERAL HOME LOAN BANK - 12.2% VALUE PRINCIPAL AMOUNT
310,000 5.105%,	Due 08/08/07	$308,329
420,000 5.105%,	Due 07/25/07	418,571
		726,900
FEDERAL NATIONAL MORTGAGE ASSOC. - 39.1% PRINCIPAL AMOUNT
560,000 5.111%,	Due 08/01/07	557,535
715,000 5.130%,	Due 08/15/07	710,415
660,000 5.140%,	Due 09/05/07	653,781
415,000 5.115%,	Due 07/18/07	413,997
		2,335,728
FEDERAL HOME LOAN MORTGAGE CORP. - 48.7% PRINCIPAL AMOUNT
525,000 5.100%,	Due 10/16/07	517,042
435,000 5.127%,	Due 07/09/07	434,504
575,000 5.140%,	Due 09/17/07	568,597
845,000 5.140%,	Due 08/27/07	838,123
560,000 5.141%,	Due 09/10/07	554,322
		2,912,588

Total Investments - 100.0% (Cost $5,975,216) (a)		5,975,216

Other Net Assets Less Liabilities - 0.0%		(68)

Net Assets - 100%		$5,975,148

(a) Cost is identical for book and tax purposes.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		June 30, 2007
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Inter-mediate Bond Fund	Govern- ment Money Market Fund
Assets:
Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $48,947; $426; $5,128; $2,684; $6,288; $5,975)
	$57,289	$447	$6,377	$3,162	$6,223	$5,975
Investments in affiliated money market funds (Note 2)	1,855	0	0	0	0	0
Cash	0	(a)	(a)	1	0	16
Receivables:
Interest and dividends	27	1	3	18	80	0
Investments sold	1,636	(a)	0	1	0	0
Other assets	11	23	5	(a)	5	16
Total Assets	60,818	471	6,385	3,182	6,308	6,007
Liabilities:
Payables:
Custodian bank	1	0	0	0	2	0
Investment advisory fees (Note 2)	47	(a)	4	1	2	0
Distribution and service charges payable	0	(a)	3	3	5	0
Investments purchased	868	0	144	0	0	0
Fund shares redeemed	0	0	0	0	0	0
Income distribution payable	0	0	0	0	0	24
Payable to the Adviser	0	18	0	0	0	0
Accrued expenses	77	6	17	15	17	8
Total Liabilities	993	24	168	19	26	32
Net Assets	59,825	447	6,217	3,163	6,282	5,975

Analysis of net assets:
Paid in capital (b)	57,502	429	9,163	4,128	6,422	5,975
Accumulated undistributed net investment income (loss)	(208)	(a)	(39)	(a)	(a)	0
Accumulated undistributed net realized gain (loss)	(5,811)	(3)	(4,156)	(1,443)	(75)	0
Net unrealized appreciation on investments	8,342	21	1,249	478	(65)	0
Net Assets	$59,825	$447	$6,217	$3,163	$6,282	$5,975

Shares of capital stock	4,124
Shares of beneficial interest issued outstanding		43	658	261	637	5,975
Net asset value, offering price and redemption price per share	$14.51	$10.48	$9.45	$12.12	$9.86	$1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $41 of $.01 par value and $57,461 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Six Month Period Ended June 30, 2007
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Inter-mediate Bond Fund	Govern- ment Money Market Fund
Investment income and expenses:

Investment income:
Interest	$69	$(a)	$5	$33	$182	$156
Dividend	213	3	24	15	0	0
Total investment Income	282	3	29	48	182	156

Expenses:
Investment advisory fee (Note 2)	273	1	23	7	12	7
Distribution expense (Note 6)	0	1	8	4	8	3
Accounting expense	15	0	3	2	1	1
Admin/Compliance expense	15	0	3	2	1	1
Custodial fees and bank cash management fee	10	2	1	1	2	1
State registration	11	10	8	7	8	4
Transfer and shareholder servicing agent fee	81	9	10	10	10	7
Audit/Tax	18	3	5	5	5	3
Legal	43	7	4	2	12	4
Printing	14	2	2	1	1	1
Other	10	(a)	1	(a)	1	(a)

Total expenses	490	35	68	41	61	32
Expenses waived/reimbursed	0	(33)	0	0	0	(22)
Expenses net of waived/reimbursed expenses	490	2	68	41	61	10
Net investment income (loss)	(208)	(a)	(39)	7	121	146
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	69,733	121	6,323	1,209	6,050	12,910
Cost of securities sold	63,960	124	5,558	1,140	6,057	12,910
Net realized gain (loss) on investments	5,773	(3)	765	69	(7)	0
Gains from class action lawsuits	5	0	1	6	0	0
Total net realized gain (loss) on investments	5,778	(3)	766	75	(7)	0
Net unrealized appreciation (depreciation) on investments:
Beginning of year	7,050	(2)	1,215	407	(38)	0
End of year	8,342	21	1,249	478	(65)	0
Net change in net unrealized appreciation (depreciation) on investments during the year	1,292	23	34	71	(27)	0
Net realized and unrealized gain (loss) on investments	7,070	20	800	146	(34)	0
Net increase (decrease) in net assets from operations	$6,862	$20	$761	$153	$87	$146

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Six Month Period Ended June 30, 2007 (Unaudited)
			And Year Ended December 31, 2006

	Monetta Fund		Young Investor Fund		Mid-Cap Equity Fund
	2007	2006	2007	12/12/2006 to12/31/2006	2007	2006
From investment activities:
Operations:
Net investment income (loss)	$(208)	$(280)	$(a)	$1	$(39)	$(93)
Net realized gain on investments	5,778	4,530	(3)	0	766	348
Net change in net unrealized appreciation (depreciation) on investments during the period	1,292	32	23	(2)	34	62
Net increase (decrease) in net assets from operations	6,862	4,282	20	(1)	761	317
Distribution from net investment income	0	0	0	(1)	0	0
Distribution from net realized gains	0	0	0	0	0	0
Increase (decrease) in net assets from investment activities	6,862	4,282	20	(2)	761	317
From capital transactions (Note 4):
Proceeds from shares sold	421	1,272	87	348	70	256
Net asset value of shares issued through dividend reinvestment	0	0	0	1	0	0
Cost of shares redeemed	(4,182)	(8,155)	(7)	0	(651)	(1,449)
Increase (decrease) in net assets from capital transactions	(3,761)	(6,883)	80	349	(581)	(1,193)
Total increase (decrease) in net assets	3,101	(2,601)	100	347	180	(876)
Net assets at beginning of year	56,724	59,325	347	0	6,037	6,913
Net assets at end of year	$59,825	$56,724	$447	$347	$6,217	$6,037
Accumulated undistributed net investment income	$0	$0	$(a)	$(a)	$0	$0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For the Six Month Period Ended June 30, 2007 (Unaudited) And Year Ended December 31, 2006

	Balanced Fund		Intermediate Bond Fund		Government Money Market Fund
	2007	2006	2007	2006	2007	2006
From investment activities:
Operations:
Net investment income (loss)	$7	$20	$121	$271	$146	$160
Net realized gain on investments	75	106	(7)	(36)	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	71	72	(27)	25	0	0
Net increase (decrease) in net assets from operations	153	198	87	260	146	160
Distribution from net investment income	(7)	(23)	(121)	(274)	(146)	(160)
Distribution from net realized gains	0	0	0	(32)	0	0
Increase (decrease) in net assets from investment activities	146	175	(34)	(46)	0	0
From capital transactions (Note 4):
Proceeds from shares sold	42	110	154	727	254	4,640
Net asset value of shares issued through dividend reinvestment	7	23	96	255	145	132
Cost of shares redeemed	(386)	(687)	(1,048)	(2,059)	(807)	(1,603)
Increase (decrease) in net assets from capital transactions	(337)	(554)	(798)	(1,077)	(408)	3,169
Total increase (decrease) in net assets	(191)	(379)	(832)	(1,123)	(408)	3,169
Net assets at beginning of year	3,354	3,733	7,114	8,237	6,383	3,214
Net assets at end of year	$3,163	$3,354	$6,282	$7,114	$5,975	$6,383
Accumulated undistributed net investment income	$(a)	$0	$(a)	$ 0	$ 0	$0

Notes To Financial Statements	June 30, 2007

1.   SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing at least 50% of its assets in other funds, including exchange traded funds (ETF’s) seeking to track the S&P 500, Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if  applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	June 30, 2007

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2006, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund
2009	$6,612,476	$3,329,005	$1,060,155
2010	$4,973,870	$1,589,213	$458,170
2011
2012		$3,355
2013
2014				$24,178
Total	$11,586,346	$4,921,573	$1,518,325	$24,178

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

(e) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2006 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $280,314 and $92,772, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

Also, as a result of immaterial distributions in excess of net investment income, the Balanced Fund and the Intermediate Bond Fund permanently reclassified $3,220 and $2,632, respectively, from accumulated undistributed net investment income to accumulated paid-in capital for the year ended December 31, 2006. In addition, due to a reclassification of the character of distributions, the Intermediate Bond Fund permanently reclassified $37 from accumulated undistributed net investment income to accumulated undistributed net realized gains for the year ended December 31, 2006.

Notes To Financial Statements		June 30, 2007
As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	_____	$50	_____	_____	_____	$23,445
Undistributed Long-Term Capital Gain	_____	_____	_____	_____	_____	_____

The tax character of distributions paid during the calendar year ended December 31, 2006, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	_____	$864		$23,050	$273,759	$136,313
Long-Term Capital Gain	_____	_____	_____	_____	$32,025	_____

(f)

On January 1, 2007, the Monetta Fund and Monetta Trust adopted Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of SFAS No. 109 (FIN 48), which addresses the accounting for uncertainty in income taxes. Under FIN 48, an entity may only recognize, or continue to recognize, tax positions that meet a "more likely than not" threshold.  Implementation of FIN 48, and compliance with federal tax statutes for Registered Investment Companies, will not result in any cumulative adjustment to the Funds'  financial position, effective January 1, 2007.

(g)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair   value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the  measurements and the effect of certain of the measurements on changes in net assets for the period.

2.  RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2006, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Monetta Balanced Fund	0.40% of total net assets
Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through June 30, 2007 for the Government Money Market Fund were $7,469 and $2,988, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at June 30, 2007, includes $1,855,283 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004.

Monetta Financial Services, Inc., as of June 30, 2007, owned 2,121 shares or 4.97% of the Young Investor Fund and 11,328 shares or 4.34% of the Balanced Fund.

3.  SUB-ADVISER:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for net assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.  Ambassador Capital Management LLC’s Sub-Advisory agreement to manage the Intermediate Bond Fund terminated November 30, 2006. From December 1, 2006 through March 28, 2007, the Adviser entered into a Sub-Advisory agreement with Belle Haven Investments L.P. to manage the Intermediate Bond Fund. The sub-advisory fees paid to Belle Haven Investments L.P. by the Adviser, under that agreement, for net assets in excess of $30 million were 0.10%. On March 29, 2007, Shareholders of the Monetta Trust Intermediate Bond Fund approved a new Sub-advisory agreement with Belle Haven Investments L.P.  Under the terms of the new agreement, fees paid to Belle Haven Investments L.P. by the Adviser are 0.25% on net assets.

Notes To Financial Statements	June 30, 2007

4.  CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund (Inception 12/12/06)	Mid-Cap Equity Fund	Balanced Fund	Intermediate Bond Fund	Government Money Market Fund
2006 Beginning Shares	4,946,800	0	866,733	337,783	826,298	3,214,399
Shares sold	100,358	34,792	30,075	9,717	73,344	4,640,244
Shares issued upon dividend reinvestment	0	86	0	1,987	25,761	131,872
Shares redeemed	(646,996)	0	(174,351)	(60,450)	(207,681)	(1,603,772)
Net increase (decrease) in shares outstanding	(546,638)	34,878	(144,276)	(48,746)	(108,576)	3,168,344
2007 Beginning Shares	4,400,162	34,878	722,457	289,037	717,722	6,382,743
Shares sold	31,022	8,449	7,708	3,514	15,521	254,362
Shares issued upon dividend reinvestment	0	0	0	580	9,610	144,898
Shares redeemed	(306,863)	(670)	(72,202)	(32,163)	(105,440)	(806,855)
Net increase (decrease) in shares outstanding	(275,841)	7,779	(64,494)	(28,069)	(80,309)	407,595
Ending Shares	4,124,321	42,657	657,963	260,968	637,413	5,975,148

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended June 30, 2007, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$45,285,867	$ 50,244,471
Monetta Young Investor Fund	88,744	10,873
Monetta Mid-Cap Equity Fund	3,803,954	4,371,736
Monetta Balanced Fund	553,936	675,101
Monetta Intermediate Bond Fund	2,591,907	3,563,574

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $49,643 and $114,372; and Intermediate Bond Fund, $1,171,784 and $843,763.

6.  DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

Notes To Financial Statements	June 30, 2007

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/07 (Unaudited)	2006	2005	2004	2003	2002

Net asset value at beginning of year	$12.891	$11.992	$10.391	$10.252	$7.885	$9.296
Net investment income (loss)	(0.049)	(0.060)	(0.053)	0.012	(0.052)	(0.056)
Net realized and unrealized gain (loss) on investments	1.663	0.959	1.654	0.139	2.419	(1.355)
Total from investment operations	1.614	0.899	1.601	0.151	2.367	(1.411)
Less:
Distributions from net investment income	0.000	0.000	0.000	(0.012)	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	(0.012)	0.000	0.000
Net asset value at end of year	$14.505	$12.891	$11.992	$10.391	$10.252	$7.885
Total return	12.57%	7.51%	15.40%	1.49%	30.08%	(15.27%)
Ratios to average net assets:
Expenses - Net	1.70%	1.65%	1.75%	1.43%	1.60%	1.65%
Expenses - Gross (a)	1.70%	1.65%	1.78%	1.60%	1.81%	1.80%
Net investment income (loss)	(0.36%)	(0.48%)	(0.48%)	0.12%	(0.59%)	(0.66%)
Portfolio turnover	79.9%	157.9%	170.2%	385.8%	427.7%	609.1%
Net assets ($ in thousands)	$59,825	$56,724	$59,325	$58,186	$64,061	$56,401

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2007

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund
	Six Months Ended 6/30/07 (Unaudited)	12/12/2006 to 12/31/2006 (1)

Net asset value at beginning of year	$9.940	$10.000
Net investment income (loss)	0.020	0.028
Net realized and unrealized gain (loss) on investments	0.523	(0.063)
Total from investment operations	0.543	(0.035)
Less:
Distributions from net investment income	0.000	(0.025)
Distributions from short-term capital gains, net	0.000	0.000
Distributions from net realized gains	0.000	0.000
Total distributions	0.000	(0.025)
Net asset value at end of year	$10.483	$9.940
Total return	5.43%	(035%)*
Ratios to average net assets:
Expenses - Net	1.00%	0.94%**
Expenses - Gross (a)	9.12%	14.83%**
Net investment income (loss)	0.20%	1.22%**
Portfolio turnover	2.7%	0%*
Net assets ($ in thousands)	$447	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2007
Mid-Cap Equity Fund	Six Months Ended 6/30/07 (Unaudited)	2006	2005	2004	2003	2002

Net asset value at beginning of year	$8.356	$7.976	$7.119	$7.100	$4.849	$6.670
Net investment income (loss)	(0.057)	(0.118)	(0.095)	(0.064)	(0.075)	(0.074)
Net realized and unrealized gain (loss) on investments	1.150	0.498	0.952	0.083	2.326	(1.747)
Total from investment operations	1.093	0.380	0.857	0.019	2.251	(1.821)
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$9.449	$8.356	$7.976	$7.119	$7.100	$4.849
Total return	13.04%	4.76%	12.08%	0.28%	46.39%	(27.29%)
Ratios to average net assets:
Expenses - Net	2.21%	2.16%	2.31%	1.70%	1.78%	1.89%
Expenses - Gross (a)	2.21%	2.16%	2.34%	1.98%	2.11%	2.12%
Net investment income (loss)	(0.63%)	(1.43%)	(1.29%)	(0.97%)	(1.25%)	(1.31%)
Portfolio turnover	63.0%	130.5%	175.0%	311.1%	315.1%	235.8%
Net assets ($ in thousands)	$6,217	$6,037	$6,913	$7,246	$8,354	$5,540

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2007
Balanced Fund	Six Months Ended 6/30/07 (Unaudited)	2006	2005	2004	2003	2002

Net asset value at beginning of year	$11.603	$11.053	$10.767	$10.274	$8.660	$10.282
Net investment income (loss)	0.026	0.063	0.025	0.067	0.065	0.129
Net realized and unrealized gain (loss) on investments	0.517	0.562	0.285	0.493	1.617	(1.596)
Total from investment operations	0.543	0.625	0.310	0.560	1.682	(1.467)
Less:
Distributions from net investment income	(0.026)	(0.075)	(0.024)	(0.067)	(0.068)	(0.155)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.026)	(0.075)	(0.024)	(0.067)	(0.068)	(0.155)
Net asset value at end of year	$12.120	$11.603	$11.053	$10.767	$10.274	$8.660
Total return	4.71%	5.67%	2.83%	5.55%	19.45%	(14.28%)
Ratios to average net assets:
Expenses - Net	2.48%	2.38%	2.61%	1.66%	1.66%	1.57%
Expenses - Gross (a)	2.48%	2.38%	2.64%	2.07%	2.05%	1.80%
Net investment income (loss)	0.21%	0.56%	0.23%	0.63%	0.69%	1.39%
Portfolio turnover	17.4%	22.3%	76.5%	148.6%	120.6%	131.1%
Net assets ($ in thousands)	$3,163	$3,354	$3,733	$3,951	$4,516	$4,318

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		June 30, 2007
Intermediate Bond Fund	Six Months Ended 6/30/07 (Unaudited)	2006	2005	2004	2003	2002

Net asset value at beginning of year	$9.911	$9.969	$10.190	$10.500	$10.461	$9.993
Net investment income	0.181	0.354	0.319	0.324	0.349	0.425
Net realized and unrealized gain (loss) on investments	(0.056)	(0.007)	(0.215)	(0.079)	0.041	0.473
Total from investment operations	0.125	0.347	0.104	0.245	0.390	0.898
Less:
Distributions from net investment income	(0.181)	(0.361)	(0.317)	(0.325)	(0.351)	(0.430)
Distributions from short-term capital gains,net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	(0.044)	(0.008)	(0.230)	0.000	0.000
Total distributions	(0.181)	(0.405)	(0.325)	(0.555)	(0.351)	(0.430)
Net asset value at end of year	$9.855	$9.911	$9.969	$10.190	$10.500	$10.461
Total return	1.32%	3.54%	1.05%	2.38%	3.78%	9.24%
Ratios to average net assets:
Expenses - Net	1.85%	1.45%	1.52%	1.19%	0.81%	0.76%
Expenses - Gross (a)	1.85%	1.45%	1.52%	1.19%	0.91%	0.84%
Net investment income (loss)	1.81%	3.57%	3.15%	2.98%	3.31%	4.21%
Portfolio turnover	35.3%	31.9%	18.3%	61.7%	75.7%	163.9%
Net assets ($ in thousands)	$6,282	$7,114	$8,237	$9,658	$19,051	$26,409

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2007
Government Money Market Fund	Six Months Ended 6/30/07 (Unaudited)	2006	2005	2004	2003	2002

Net asset value at beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income (loss)	0.024	0.047	0.025	0.008	0.006	0.012
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.024	0.047	0.025	0.008	0.006	0.012
Less:
Distributions from net investment income	(0.024)	(0.047)	(0.025)	(0.008)	(0.006)	(0.012)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.024)	(0.047)	(0.025)	(0.008)	(0.006)	(0.012)
Net asset value at end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	2.45%	4.49%	2.54%	0.86%	0.56%	1.25%
Ratios to average net assets:
Expenses – Net (a)	0.32%	0.51%	0.63%	0.49%	0.56%	0.46%
Expenses - Gross (b)	1.06%	1.44%	2.04%	1.43%	1.58%	1.24%
Net investment income (loss)	2.43%	4.46%	2.53%	0.85%	0.56%	1.24%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$5,975	$6,383	$3,214	$3,148	$3,630	$4,075

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid would be 1.32% and 0.64% for the years ended December 31, 2003 and 2002, respectively. There were no indirect expenses paid for the period ended June 30, 2007 and the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

         Monetta Trust

Special Meeting of Shareholders

March 29, 2007

The Monetta Trust held a special meeting, on March 29, 2007, for shareholders of record of the Monetta Trust's Intermediate Bond Fund on December 26, 2006 to approve the new investment subadvisory agreement with respect to the Monetta Intermediate Bond Fund, by and between Monetta Financial Services, Inc.

and Belle Haven Investments, L.P.

As of the record date, the eligible votes for the Monetta Trust's Intermediate Bond Fund were 718,548.059 eligible votes.

The results of voting were as follows (by number of shares):

Item Votes	Affirmative Votes	Against	Abstentions	Broker Non-Votes

1. Approve sub-advisory agreement:	311,784.690	6,800.190	65,908.254	N/A

Directors/Trustees		June 30, 2007
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Director- ships and Affiliations	Remuneration Paid Jan. to Jun. 2007

Independent (“disinterested”) Directors

John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP Business Banking, Fifth/Third Bank, since Nov. 2006; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking,General Bank Group, from Nov. 1999 through April 2006.;

		None	Monetta Fund - $500 Monetta Trust - $500

Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from Mar. 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $1,000 Monetta Trust - $1,000

Mark F. Ogan (1942) Director since 1988 Trustee since 1993	Sr. Vice President & Chief Operating Officer, Rand McNally & Co., since July 2003;President, DuPage Capital Management, Ltd., from April 1995 through July 2003.	None	Monetta Fund - $1,000 Monetta Trust - $1,000

Inside (“interested”) Directors[1]

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None

John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Roebuck & Co., since 1969.	None	Monetta Fund - $250 Monetta Trust - $250

(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the five funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60187-8133	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Semi-Annual Report to Shareholders presented in

    Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Not applicable during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported,

within the time periods specified in the rules and forms adopted by the U.S.

Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect,

the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)   EX-99.CODE ETH - Code of Ethics, not applicable per Item 2(c)

 (a)(2)   EX-99.CERT - Section 302 Certification, is filed herewith

          EX-99.906 CERT - Section 906 Certification, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        September 7, 2007